Exhibit 10.4

EXECUTION VERSION

This AMENDMENT NO. 1, dated as of July 28, 2014 (this “Amendment”), among THE MEN’S WEARHOUSE, INC., a Texas corporation (the “Company”), each of the U.S. Subsidiary Borrowers party hereto, MOORES THE SUIT PEOPLE INC., a corporation organized under the laws of New Brunswick (the “Canadian Borrower” and together with the Company and the U.S. Subsidiary Borrowers, the “Borrowers”), JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (as defined below), and JPMORGAN CHASE BANK, N.A. TORONTO BRANCH, as Canadian Administrative Agent for the Lenders, amends that certain Credit Agreement dated as of June 18, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), entered into among the Borrowers, the other Loan Parties party thereto, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent, the Canadian Administrative Agent and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Credit Agreement and any other Loan Document may be amended by the Borrowers, the Administrative Agent and the Canadian Administrative Agent to cure any technical error, ambiguity, omission, defect or inconsistency;

WHEREAS, the Borrowers, the Administrative Agent and the Canadian Administrative Agent desire to the amend the Credit Agreement to cure certain errors on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                                      Amendments to the Credit Agreement.  Effective as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:

(a)                                 Section 2.06(a) is hereby amended by adding the following sentence at the end of such Section:

“For the avoidance of doubt, subject to Section 2.06(n) any Letter of Credit hereunder (including any Letter of Credit issued on or after the Closing Date and prior to the Amendment No. 1 Effective Date) for the account of the U.S. Borrowers or the Canadian Borrowers may be for the benefit of any Subsidiary whether or not a U.S. Borrower or a Canadian Borrower.”

(b)                                 Section 5.01(j) is hereby amended by replacing the words “calendar month” with “fiscal month”.

SECTION 2.                                      Conditions of Effectiveness.  This Amendment shall become effective on the date (such date being referred to as the “Amendment No. 1 Effective Date”) that the Administrative Agent shall have received this Amendment, duly executed and delivered by (A) the Company, (B) each of the U.S. Subsidiary Borrowers, (C) the Canadian Borrower, (D) the Administrative Agent and (E) the Canadian Administrative Agent.

SECTION 3.                                      Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 4.                                      Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE MEN’S WEARHOUSE, INC., as the Company

By:	/s/ JON W. KIMMINS
	Name:	Jon W. Kimmins
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer

MOORES THE SUIT PEOPLE INC.,
as Canadian Borrower

By:	/s/ JON W. KIMMINS
	Name:	Jon W. Kimmins
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

TWIN HILL ACQUISITION COMPANY, INC.
JAVA CORP.
RENWICK TECHNOLOGIES, INC.
TMW MERCHANTS LLC
TMW PURCHASING LLC
MWDC HOLDING INC.
MWDC TEXAS INC.
K&G MEN’S COMPANY INC.
JA HOLDING INC.
JA APPAREL CORP.
NASHAWENA MILLS CORP.
EDERA INC.
JOSEPH ABBOUD MANUFACTURING CORP.
JA APPAREL, LLC
as U.S. Subsidiary Borrowers

By:	/s/ JON W. KIMMINS
	Name:	Jon W. Kimmins
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ CHRISTY WEST
	Name:	Christy West
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A.,
TORONTO BRANCH, as Canadian Administrative Agent

By:	/s/ AUGGIE MARCHETTI
	Name:	Auggie Marchetti
	Title:	Authorized Officer

[Amendment No. 1]